Exhibit 99.9

				Lateral	Avg. Daily Rates (BOE)				1 Year
#	Date	Well	Target	Ft.	30	60	90	365	Cum
56	TBD	Shelley Lynn (2-well p.)	Bakken	6,131	Drilled & Awaiting Completion
55	TBD	Byron (2-well pad)	Bakken	9,282	Drilled & Awaiting Completion
54	Dec-14	Huffman (4)	Three Forks	9,974	261	276
53	Nov-14	Rick	Three Forks	5,604	267	220	198
52	Oct-14	Donald (F)	Three Forks	10,064	312	256	244
51	Sep-14	Skjermo	Three Forks	9,688	411	345	294
50	Sep-14	Massive St. (4-well p.)	Three Forks	6,149	322	271	254
49	Sep-14	Iver (4-well pad)	Bakken	9,543	295	203	173
48	Sep-14	Crestone St. (4-well p.)	Three Forks	5,997	250	235	220
47	Sep-14	George (4-well pad)	Three Forks	9,533	380	343	316
46	Aug-14	Eli (4)	Bakken	10,052	405	375	368
45	Jul-14	James	Three Forks	9,492	366	312	282
44	Jul-14	Annie	Three Forks	6,112	216	188	173
43	Jun-14	Shelly (5)	Three Forks	6,102	95	85	70
42	Jun-14	La Plata State (C) (5)	Three Forks	9,605	68	57	49
41	Jun-14	Richard	Three Forks	10,158	195	199	190
40	Jun-14	Murielle	Three Forks	9,950	367	339	290
39	May-14	Ella (F)	Three Forks	9,716	343	303	301
38	May-14	Warren	Bakken	9,534	178	174	170
37	Apr-14	Haugen (F) (6)	Three Forks	9,677	91	84	81
36	Apr-14	Braelynne (C) (7)	Bakken	6,012	68	54	52
35	Mar-14	Blackwatch (C) (7)	Bakken	6,023	194	141	147
34	Mar-14	Harvard State	Bakken	9,924	190	173	162
33	Mar-14	Uncompahgre St.	Bakken	5,885	233	192	165
32	Mar-14	Taylor (F)	Bakken	9,915	358	306	285
31	Feb-14	Janice	Bakken	9,473	276	237	219
30	Feb-14	Tangedal	Three Forks	5,784	363	309	297
29	Feb-14	Lynda	Three Forks	5,534	353	314	295	195	71,212
28	Nov-13	Bryce (F)	Three Forks	9,851	399	369	321	197	71,775
27	Nov-13	Erling (F)	Bakken	5,633	192	175	159	88	32,179
26	Oct-13	Kent (C) (7)	Bakken	6,011	177	178	170	89	32,426
25	Oct-13	Lauren (C) (7)	Bakken	6,055	119	109	106	68	24,910
24	Sep-13	Elbert State	Three Forks	5,424	344	247	237	170	62,003
23	Sep-13	Roberta	Three Forks	9,615	408	343	312	205	74,800
22	Sep-13	Lester	Three Forks	5,321	226	208	196	128	46,622
21	Sep-13	Albert	Three Forks	9,928	357	291	276	195	71,325
20	Jul-13	Frances	Three Forks	9,509	222	218	209	152	55,404
19	Jun-13	Axel (7)	Three Forks	5,882	178	164	144	75	27,406
18	May-13	Mona Johnson	Three Forks	6,166	240	205	204	103	37,471
17	May-13	Hagberg	Three Forks	5,457	283	255	255	170	62,032
16	May-13	Myrtle	Bakken	9,258	296	284	285	193	70,369
15	Apr-13	Karen (7)	Three Forks	5,909	108	87	85	50	18,336
14	Apr-13	Terri Lynn	Three Forks	5,671	234	231	227	159	57,975
13	Mar-13	Dewitt State	Three Forks	9,622	346	310	268	160	58,553
12	Mar-13	Stanley	Three Forks	9,849	347	308	291	210	76,828
11	Feb-13	Christianson Bros.	Bakken	5,392	394	358	332	251	91,629
10	Feb-13	Muzzy	Three Forks	9,787	398	371	348	235	85,904
9	Feb-13	Violet	Three Forks	10,124	465	346	339	255	92,988
8	Dec-12	Megan	Three Forks	9,930	543	431	414	292	106,404
7	Dec-12	Haagenson	Three Forks	9,324	504	444	406	278	101,606
6	Nov-12	Silas (7)	Bakken	5,874	199	175	162	99	36,095
5	Oct-12	Elizabeth	Three Forks	5,950	380	343	328	224	81,902
4	Oct-12	Anton	Three Forks	9,386	508	414	372	249	90,787
3	Jul-12	Coplan	Three Forks	7,470	346	325	294	227	82,993
2	Jun-12	Cody	Three Forks	9,283	373	333	315	243	88,665
1	May-12	Christianson	Three Forks	9,535	480	433	377	283	103,367

Summary By Well Type

					Avg. Daily Rates (BOE)				1 Year
			Target	Lateral	30	60	90	365	Cum
22	Wells	Average (1)	Three Forks	Long	379	332	308	227	82,957
7	Wells	Average	Bakken	Long	285	250	237	193	70,369
12	Wells	Average (2)	Three Forks	Short	290	252	240	164	59,888
3	Wells	Average (3)	Bakken	Short	273	242	219	170	61,904

Notes:

1) Average excludes results for 2 Three Forks long lateral wells #37 and #42.

2) Average excludes results for 3 Three Forks short lateral wells #15, #19 and #43.

3) Average excludes results for 5 Bakken short lateral wells #6, #25, #26, #35 and #36.

4) 100% slick-water completion.

5) Remedial completion during 4Q2014 to correct problems with faulty sleeves.

6) Farthest western well developed in 163N/103W.

7) Lower production in confined area of NE Spyglass on 1-1/2 DSUs. No future development plans.

F) Farm-Out Agreement well.

C) Carry Agreement well.